SUMMARY PROSPECTUS MAY 1, 2014 SUNAMERICA SERIES TRUST AMERICAN FUNDS® GROWTH-INCOME SAST PORTFOLIO (CLASS 3 SHARES)

SunAmerica Series Trust’s Statutory Prospectus and Statement of Additional Information dated May 1, 2014, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Portfolio is offered only to the separate accounts of certain affiliated and unaffiliated life insurance companies and is not intended for use by other investors.

Before you invest, you may want to review SunAmerica Series Trust’s Statutory Prospectus, which contains more information about the Portfolio and its risks. You can find the Statutory Prospectus and the above-incorporated information online at www.aig.com/getprospectus. You can also get this information at no cost by calling (800) 445-7862 or by sending an e-mail request to fundprospectus@sunamerica.com.

The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Goal

The Portfolio’s investment goal is growth and income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If the separate account’s fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Portfolio Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.12%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	1.43%
Less Fee Waiver/Reimbursement(2)	0.60%
Total Annual Portfolio Operating Expenses After Fee Waiver	0.83%

(1)	Amounts reflect the total expenses of the Portfolio and the Master Growth-Income Fund.
(2)	SunAmerica Asset Management, LLC (“SAAMCo”) has entered into a contractual agreement with SunAmerica Series Trust (the “Trust”) under which it will waive 0.60% of its advisory fee for such time as the Portfolio is operated as a feeder fund, because during that time it will not be providing the portfolio management portion of the advisory and management services to be provided under its investment advisory and management agreement with the Trust. This fee waiver will continue indefinitely as long as the Portfolio is part of a master- feeder fund structure and cannot be reduced or eliminated without Board approval.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. The Example reflects the aggregate expenses of both the Master Growth-Income Fund and the Portfolio and assumes that the contractual waiver of SAAMCo’s advisory fee continues for all periods shown. Although your actual costs may be higher or lower, based on these assumptions and the Total Annual Portfolio Operating Expenses After Fee Waiver shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 3 Shares	$85	$265	$460	$1,025

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 3% of the average value of its portfolio.

- 1 -	SunAmerica Series Trust

AMERICAN FUNDS® GROWTH-INCOME SAST PORTFOLIO

Principal Investment Strategies of the Portfolio

The Portfolio described in this Prospectus operates as a “feeder fund” and attempts to achieve its investment goal by investing all or substantially all of its assets in Class 1 shares of the American Funds Insurance Series® Growth-Income Fund (the “Master Growth-Income Fund”), a portfolio offered by American Funds Insurance Series®, a registered open-end investment company. In turn, the Master Growth-Income Fund seeks to make investors’ investments grow and provide them with income over time by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. Although the Master Growth-Income Fund focuses on investments in medium to large capitalization companies, its investments are not limited to a particular capitalization size. It may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States. The Master Growth-Income Fund is designed for investors seeking both capital appreciation and income.

Investment of the Portfolio’s assets in the Master Growth-Income Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its entire investment in the Master Growth-Income Fund.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Risks of Investing in Equity Securities. The Portfolio invests primarily (through its investment in the Master Growth-Income Fund) in equity securities. As with any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of various types of equity stocks may rise or decline under varying market conditions – for example, “value” stocks may perform well in circumstances under which “growth” stocks in general have fallen, or vice versa. In addition, individual stocks selected for the Master Growth-Income Fund may underperform the market generally, relevant indices or other funds with comparable investment objectives or strategies.

Risks of Investing in Growth Stocks. Growth stocks are historically volatile, which will affect the Master Growth-Income Fund and the Portfolio. Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

Risk of Income-Oriented Stocks. Changes in dividend policies or the availability of capital resources may reduce the income from companies in which the Master Growth-Income Fund invests.

Risk of Foreign Exposure. The Master Growth-Income Fund may invest in foreign securities. Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks may be heightened to the extent the Master Growth-Income Fund invests in emerging markets.

Master-Feeder Structure. Other “feeder” funds may also invest in the Master Growth-Income Fund. As shareholders of the Master Growth-Income Fund, feeder funds, including the Portfolio, vote on matters pertaining to the Master Growth-Income Fund. Feeder funds with a greater pro rata ownership in the Master Growth-Income Fund could have effective voting control operations of the Master Growth-Income Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Growth-Income Fund borne by the remaining feeder fund shareholders, including the Portfolio.

You should also refer to the Master Growth-Income Fund’s prospectus that you received along with your Portfolio Prospectus. Additionally, the statements of additional information for your Portfolio and the Master Growth-Income Fund also are available free of charge upon request.

Performance Information

The performance in the bar chart and table below provide some indication of the risks of investing in the Portfolio. Remember,

- 2 -	SunAmerica Series Trust

AMERICAN FUNDS® GROWTH-INCOME SAST PORTFOLIO

however, that the past performance of the Portfolio is not necessarily an indication of how it will perform in the future. The bar chart reflects the performance of the Class 3 shares of the Portfolio. The table shows the average annual total returns of Class 3 shares of the Portfolio for certain time periods compared to the returns of the S&P 500® Index. The returns shown in the bar chart and table do not include charges that will be imposed by the Variable Contracts. If these amounts were reflected, returns would be less than those shown.

(Class 3 Shares)

During the period shown in the bar chart, the highest return for a quarter was 15.94% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.06% (quarter ended December 31, 2008).

Average Annual Total Returns (For the periods ended December 31, 2013)

	1 Year	5 Years	Since Inception (September 1, 2006)
Class 3 Shares	33.12%	17.27%	6.15%
S&P 500® Index	32.39%	17.94%	7.15%

Investment Adviser

SAAMCo serves as investment adviser to the Portfolio pursuant to its investment advisory and management agreement with the Trust so long as the Portfolio is part of a master-feeder fund structure. Capital Research and Management Company serves as investment adviser to the Master Growth-Income Fund.

Portfolio Managers

Name	Portfolio Managers of the Master Growth- Income Fund Since	Title

J. Blair Frank	2006	Senior Vice President - Capital Research Global Investors
Claudia P. Huntington	1994	Senior Vice President - Capital Research Global Investors
Donald D. O’Neal	2005	Senior Vice President - Capital Research Global Investors
William L. Robbins	2011	Senior Vice President - Capital International Investors
Dylan J. Yolles	2005	Senior Vice President - Capital International Investors

Purchases and Sales of Portfolio Shares

Shares of the Portfolio may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies. Shares of the Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.

The Portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account minimums.

Tax Information

The Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however you may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from such tax deferred arrangements. Contract holders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

- 3 -	SunAmerica Series Trust

AMERICAN FUNDS® GROWTH-INCOME SAST PORTFOLIO

Payments to Broker-Dealers and Other Financial

Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment options for Variable Contracts. The Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

- 4 -	SunAmerica Series Trust